GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James A. Hillary, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 (File No. 333-232139), or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 12th day of July, 2019.

/s/ James A. Hillary
James A. Hillary
Member, Board of Directors Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Timothy Hudner, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 (File No. 333-232139), or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 12th day of July, 2019.

/s/ R. Timothy Hudner
R. Timothy Hudner
Member, Board of Directors Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gail H. Klapper, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 (File No. 333-232139), or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 12th day of July, 2019.

/s/ Gail H. Klapper
Gail H. Klapper
Member and Chair, Board of Directors Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Lake, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 (File No. 333-232139), or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 12th day of July, 2019.

/s/ Steven A. Lake
Steven A. Lake
Member, Board of Directors Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen G. McConahey, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 (File No. 333-232139), or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

I have hereunto set my hand this 12th day of July, 2019.

/s/ Stephen G. McConahey
Stephen G. McConahey
Member, Board of Directors Great-West Funds, Inc.